U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: August 31, 2004 Date Bankruptcy filed: September 16, 2003 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Title: Bankruptcy Administrative Officer	Dated: September 13, 2004 Debtor's telephone number: (309) 453-8081

Reports Prepared by: /s/ Horace Ward, (Name)	Bankruptcy Administrative Officer (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of August 31, 2004

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	---	219,733

Less: Returns or Allowances	---	---

Cost of Goods
Beginning inventory	---

Purchases	---

Other costs (factory labor and overhead)	---

Less: Ending inventory	---

Cost of goods sold	---	1,799,609

Gross profit	---	(1,579,876)

Interest	3,083	9,436
Rents	---	---
Gain (loss) from sale of property	---	(7,076)
Other income	7,764	30,038

Total income	10,847	(1,547,478)

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of officers	---	---

Salaries and wages	54,987	534,462

Repairs and maintenance (warranty expense)	---	38,392

Factory equipment rental	---	12,131

Supplies	210	5,615

Bad debts	---	---

Bank fees	1,568	26,622

Payroll taxes	2,715	18,510

Other taxes (property tax)	---	(35,720)

Interest expense	---	---

Stockholder services	---	18,610

Insurance	---	17,392

Travel and entertainment	1,794	10,854

Utilities and telephone	855	44,552

Professional and legal	12,267	875,984

Other expenses (employee benefit cost)	(16,031)	260,465

Other expenses (UAW retiree payment)	(1,500)	63,000

Other expenses (tax software)	---	12,315

Other expenses (trustee fees)	---	54,600

Other expenses (bankruptcy filing fees)	---	2,400

Other expenses (freight and other)	---	14,382

Total expenses	56,865	1,974,566

Net profit (loss)	(46,018)	(3,522,044)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended August 31, 2004

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		3,148,274

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	40,780

From collection of post-petition accounts receivable	130,030

From loans	---

From contributions to capital or from gifts	---

Other receipts (Sale of property)	---

Other receipts (Recovery of preferential transfers)	42,121

Other receipts (Deposits received)	5,907

Other receipts (Recovery of deposits)	23,500

Other receipts (Interest earned)	3,083

Other receipts (Miscellaneous income)	264

TOTAL RECEIPTS (Do not include beginning bank balance)		245,685

CASH DISBURSEMENTS

Inventory purchases	---

*Net payments to officers/owners	---

*Net payments to other employees	39,802

Rent payments	---

Lease payments	---

Adequate protection payments	---

Insurance	3,253

Utilities/telephone	855

**Tax payments	17,900

Supplies	210

Outside labor	3,162

Travel/entertainment	1,794

*** Payments to attorneys	57,200

*** Payments to accountants	---

*** Payments to other professionals	---

U.S. Trustee quarterly fee	---

Other expenses (Benefit payments - self-funded plan)	7,469

Other expenses (Bank fees)	1,568

Other expenses (Collection agency, payroll service)	196

TOTAL DISBURSEMENTS		133,409

NET CASH FLOW (Total receipts minus total disbursements)		112,276

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)	See ¦ balance	3,260,550
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended August 31, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$10,166	$10,166	$	---

** FICA - employee		---	2,715	2,715		---

** FICA - employer		---	2,715	2,715		---

Unemployment		--	---	---		---

Income		---	---	---		---

Other - list		---	---	---		---

a. Subtotal	$	---	$15,596	$15,596	$	---

STATE AND LOCAL

Withholding	$	---	$2,304	$2,304	$	---

Sales		---	---	---		---

Excise		---	---	---		---

Unemployment		---	---	---		---

Other		---	---	---		---

Real property		---	---	---		---

Personal property		---	---	---		---

Other - list		---	---	---		---

b. Subtotal	$	---	$2,304	$2,304	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$17,900

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended August 31, 2004

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	$ 71,354
03-17288-AJM-11	ROHN Construction, Inc.	---
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	---
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	62,055

	Total Disbursements	$ 133,409

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended August 31, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ ---	$ ---	$ ---	$ 2,092,316

Post-petition	---	---	---	676,214

Totals	$ ---	$ ---	$ ---	$ 2,768,530	$ 2,768,530

(grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ ---	$ ---	$ ---	$ ---	$ ---

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 42,828	$ (4,767)
	Mexico funds (restricted- Mexico use)	5590017173	$ 21,305	$ 21,305
	Deposits received (on utilities billings)	5590017173	$ 31,066	$ 38,773
	Lockbox	5800127531	$ ---	$ ---
	VEBA Trust	45665216	$ ---	$ ---
	CD Investments (short-term)	Various	$ 850,000	$1,000,000

National City Bank of MI/IL	Payroll	10074861	$ ---	$ ---

Union Planters Bank	Local Checking	169404	$ 2,203,075	$ 203,075
	CD Investments (short-term)	Various	$ ---	$2,002,164

CFI (rev 9/3/92)

United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended August 31, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the Company was placed before the secured creditors and approved. The unsecured creditors have organized.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (See attached)

3.	Provide a brief narrative covering any significant events which occurred this past month.

4.
List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.

What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

*Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	$ ---

b.	date of sale:

c.	sales price:	$ ---

d.	net amount received:	$ ---

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

N/A N/A

7.	Schedule of insurance coverage.

Type of Policy Filed 12/31/03	Expiration Date

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the end of the year for general liability, workers compensation, umbrella liability and automobile liability.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (July 31, 2004)	3	1

b.	Number hired during this period.*	0	1

c.	Number terminated or resigned.	1	0

d.	Total number of employees on payroll at the end of the period. (August 31, 2004)	2	2

*One employee transferred from full time to part time.

Oprept REV. September 3, 1992